Revenue From Contract With Customer - Summary of changes in the contract with customer liabilities (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Change in Contract with Customer, Liability [Abstract]
Balance	$ 27,386	$ 20,237
Net increase in deferred revenue	24,725	24,101
Revenue recognized related to the balance existing at January 1	(25,002)	(18,554)
Foreign currency translation	(1,258)	1,602
Balance	$ 25,851	$ 27,386